POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below,

the Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for

its fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or

necessary.




                                s/Edward Villanueva
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.




                                s/Walter J. Salmon
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.




                                s/Norman Ricken
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.




                                s/Theodore D. Nierenberg
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.




                                s/Barbara S. Feigin
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.




                                s/Douglas D. Drysdale
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.






                                s/Richard N. Cooper
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp and Michael T. Chalifoux and each of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the

Annual Report on Form 10-K of CIRCUIT CITY STORES, INC. for its

fiscal year ended February 28, 1994 and any amendment which such attorney or attorneys-in-fact may deem appropriate or necessary.




                                s/Alan L. Wurtzel
                                Director





                        POWER OF ATTORNEY


     I hereby appoint Richard L. Sharp my true and lawful

attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of

Circuit City Stores, Inc. for its fiscal year ended February 28,

1994 and any amendment which such attorney-in-fact may deem

appropriate or necessary.

                              s/Michael T. Chalifoux
                              Michael T. Chalifoux,
                              Chief Financial Officer and
                              Director




                        POWER OF ATTORNEY


     I hereby appoint Michael T. Chalifoux my true and lawful

attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of

Circuit City Stores, Inc. for its fiscal year ended February 28,

1994 and any amendment which such attorney-in-fact may deem

appropriate or necessary.

                              s/Richard L. Sharp
                              Richard L. Sharp,
                              Chief Executive Officer and
                              Director